2025 First Quarter Earnings Conference Call April 22, 2025

Forward Looking Statements & Additional Disclosures Some statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” and similar expressions. With respect to any such forward-looking statements, Hope Bancorp claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. Hope Bancorp’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. With the consummation of the merger of Territorial Bancorp, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating Hope Bancorp and Territorial Bancorp and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; and deposit attrition, operating costs, customer loss and business disruption following the merger, including difficulties in maintaining relationships with employees and customers, may be greater than expected. Other risks and uncertainties include, but are not limited to: possible renewed deterioration in economic conditions in Hope Bancorp’s areas of operation or elsewhere; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying Hope Bancorp’s allowances for credit losses; potential increases in deposit insurance assessments and regulatory risks associated with current and future regulations; the outcome of any legal proceedings that may be instituted against Hope Bancorp; the impact of U.S. global trade policies and tensions, including changes in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, and geopolitical instability; and risks from natural disasters. For additional information concerning these and other risk factors, see Hope Bancorp’s most recent Annual Report on Form 10-K. Hope Bancorp does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. 2

Q1 2025 Financial Overview

Hope Bancorp

Total Capital & TCE Ratio *at 3/31/25*

15.06% / 10.20%

Total Deposits *at 3/31/25*

$14.5B

Loans Receivable *at 3/31/25*

$13.3B

NPA/Total Assets *at 3/31/25*

0.49%

1Q25 Net Income & EPS

$21.1MM / $0.17

Excluding notable items

$22.9MM / $0.19

Strong Capital & Liquidity

- Total capital ratio was 15.06% at 3/31/25, up 28bps QoQ
- Tangible common equity ("TCE") ratio[1] was 10.20% at 3/31/25, up 15bps QoQ
- Strategically compelling acquisition of Hawaii-based Territorial Bancorp (TBNK) completed 4/2/25, adding $1.7B of stable, low-cost deposits and ~$1B of residential mortgage loans with pristine asset quality

Deposits

- Deposits of $14.5B at 3/31/25, up 1% QoQ
- Growth in customer deposits more than offset planned reduction of brokered deposits
- Average cost of interest bearing deposits down 24bps QoQ

Loans

- Loans receivable of $13.3B at 3/31/25, down 2% QoQ
- Loan originations improved 11% YoY, offset by elevated levels of paydowns/payoffs
- Gross loan-to-deposit ratio of 92.0% at 3/31/25

Asset Quality

- Nonperforming assets ("NPA") of $84MM at 3/31/25 (0.49% of total assets), down 8% QoQ and down 21% YoY
- NCO ratio of 0.25% in 1Q25, down from 0.38% in 4Q24

Earnings

- 1Q25 net income: $21.1MM, or $0.17 per diluted share
- 1Q25 net income excluding notable items[1]: $22.9MM, or $0.19[1] per diluted common share
- 1Q25 notable items after tax: $1.8MM predominantly consisting of merger-related expenses

(1) TCE ratio, net income excluding notable items and earnings per share ("EPS") excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

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Strong Capital Ratios 4 Common Equity Tier 1 Capital Ratio • Robust capital ratios: All capital ratios increased QoQ and YoY and were meaningfully above requirements for “well-capitalized” financial institutions • Pro forma capital very strong: Adjustments for the allowance for credit losses (“ACL”) and hypothetical adjustments for investment security marks not otherwise already reflected in equity, still result in very strong capital ratios • Dividend: Quarterly common stock dividend of $0.14 per share, or $0.56 per share annualized. Equivalent to a dividend yield of 5.35% at 3/31/25 • Territorial impact (closed 4/2/25): Fixed exchange ratio: 0.8048x HOPE shares per Territorial Bancorp Inc. (TBNK) share in an all-stock transaction. Company issued 6,976,754 shares, or $73MM of equity • Equity: Book value per common share of $17.84 & TCE per share(1) of $13.99 at 3/31/25, each up 1% QoQ Tangible Common Equity (“TCE”) Ratio(1) Total Capital Ratio Leverage Ratio Well Capitalized Reg. Minimum 6.50% (1) TCE ratio and TCE per share are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. * Pro forma ratios at 3/31/25 are non-GAAP financial measures and reflect (a) inclusion of on- and off-balance sheet ACL not already in capital; (b) treatment of held-to-maturity (“HTM”) securities as if they were available- for-sale (“AFS”), with unrealized losses in accumulated other comprehensive income (“AOCI”); and (c) removal of the AOCI opt-out in calculating regulatory capital. Well Capitalized Reg. Minimum 10.00% Well Capitalized Reg. Minimum 5.00%

Diverse & Granular Deposit Base 5 Noninterest Bearing Demand Deposits 23% Money Market, Interest Bearing Demand & Savings Deposits 37% Time Deposits 40% $14.5B Total Deposits (at 3/31/25) • Brokered deposits at 3/31/25 decreased QoQ to less than 7% of total deposits • Average consumer deposit account size: approx. $46K for 1Q25 Average commercial account size: approx. $220K for 1Q25 • Total deposits of $14.5B at 3/31/25, up 1% QoQ • Growth in customer deposits QoQ more than offset planned reduction in brokered deposits Deposit Composition by Product Type Deposit Composition by Customer Type 50% 49% 51% 50% 51% 38% 39% 39% 40% 40% 10% 9% 7% 7% 7% 2% 3% 3% 3% 2% 1Q24 2Q24 3Q24 4Q24 1Q25 Commercial Consumer Brokered Public & Other

Well-Balanced Loan Portfolio 6 Nonowner- Occupied CRE 34% Owner-Occupied CRE 20% C&I 28% Residential Mortgage & Other 9% Multifamily Residential 9% $13.3B Loans Receivable (at 3/31/25) $1.2B Avg Size: $0.6MM $4.5B Avg Size: $1.8MM $2.7B Avg Size: $2.2MM $3.8B Avg Size: $1.4MM $1.2B Avg Size: $2.4MM • Loan portfolio well-diversified across major loan types of nonowner-occupied CRE, C&I, owner-occupied CRE, multifamily residential, and residential mortgage • Loans receivable, excluding loans held for sale, were $13.3B at 3/31/25, down 2% QoQ • 1Q25 loan production improved 11% YoY • Elevated levels of paydowns/payoffs • 1Q25 QoQ trends: Residential mortgage loans increased 7%, offset by a 5% decrease in C&I loans a 2% decrease in CRE loans • 1Q25 average gross loans decreased 1% QoQ

Diversified CRE Portfolio with Low LTVs Total CRE: Distribution by LTV (excl. SBA) < 50%: 59% > 50% - 55%: 13% > 55% - 60%: 9% > 60% - 65%: 6% > 65% - 70% > 70%: 8%$8.4B CRE Portfolio (at 3/31/25) 46% Weighted Avg LTV(1) (1) Weighted average loan-to-value (“LTV”): Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot • Total CRE loans of $8.4B at 3/31/25, a decrease of 2% QoQ. Portfolio consists of $4.5B of nonowner-occupied CRE, $2.7B of owner-occupied CRE, and $1.2B of multifamily residential loans • CRE office: represented less than 3% of total loans at 3/31/25 with no central business district exposure 7 $8.4B CRE Portfolio (at 3/31/25) As a % of Total Loans: Avg Loan Size: Weighted Avg LTV(1): 12% Multi-tenant Retail $1,575MM $2.4MM 41.7% 9% Industrial & Warehouse $1,263MM $2.5MM 40.8% 9% Multifamily $1,203MM $2.4MM 60.0% 8% Gas Station & Car Wash $1,084MM $1.9MM 47.6% 6% Hotel/Motel $758MM $2.1MM 40.1% 5% Mixed Use $700MM $1.8MM 47.4% 5% Single-tenant Retail $652MM $1.4MM 45.7% 3% Office $347MM $2.0MM 54.3% 6% All Other $795MM $1.6MM 42.1% 5%

Hope Bancorp

Granular CRE Portfolio, Diversified by Submarket

CRE Portfolio by Size Segment

Loan Size (at 3/31/25)	Balance ($ Millions)	# of Loans	Average Loan Size ($ Millions)	Weighted Average LTV[1]
> $30MM	$ 325	8	$ 40.6	61.4%
$20MM - $30MM	$ 578	24	$ 24.1	49.5%
$10MM - $20MM	$ 1,218	89	$ 13.7	51.0%
$5MM - $10MM	$ 1,675	246	$ 6.8	48.1%
$2MM - $5MM	$ 2,313	749	$ 3.1	45.5%
< $2MM	$ 2,268	3,021	$ 0.8	39.8%
Total CRE Portfolio	**$ 8,377**	**4,137**	**$ 2.0**	**46.2%**

- Loan-to-value ratios are consistently low across segments by size and by property type
- Vast majority of CRE loans have full recourse and personal guarantees

(1) **Weighted average LTV:** Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot

CRE Portfolio by Geographic Submarket

($ Millions)


$8.4B
CRE Portfolio
(at 3/31/25)
Other States
$858
Illinois
$128
Washington
$169
Texas
$549
New Jersey
$378
Other New York
$309
Kings County
$185
Queens County
$424
Manhattan
$142
Other NorCal
$343
Greater SF Bay Area
$239
San Francisco, $46
LA Fashion District
$195
Gateway Cities
$622
San Gabriel Valley
$219
South Bay
$230
LA Koreatown
$506
Other LA County
(No exposure to downtown LA commercial business district)
$1,333
Orange County
$563
San Bernardino County
$298
Riverside County
$218
Other SoCal
$423
SoCal
NorCal
NY/NJ
Texas
Washington
Illinois
Other States

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Net Interest Income & Net Interest Margin



Net Interest Income & Net Interest Margin
($ Millions)
$115
$106
$105
$102
$101
2.55%
2.62%
2.55%
2.50%
2.54%
1Q24
2Q24
3Q24
4Q24
1Q25
Net Interest Income
Net Interest Margin (annualized)



QoQ Change in Net Interest Margin
2.50%
+17bps
Decrease in Interest Bearing Deposit Cost
-6bps
Loan Yield Decline
-3bps
Avg Loan Balance Decline
-4bps
All Other Net Changes
2.54%
4Q24
1Q25 NIM change: +4bps QoQ
1Q25

- 1Q25 net interest income of $101MM down 1% QoQ. Decrease in interest income (*impact of lower interest rates on floating rate loans, lower average loan balances and two fewer days in 1Q25*), partially offset by lower interest expense *(lower deposit costs)*
- 1Q25 average cost of interest bearing ("IB") deposits down 24bps QoQ to 4.14%, down from 4.38% in 4Q24
  - Spot rate on IB deposit costs at 3/31/25: 4.09%, down 54bps from 4.63% at 8/31/24
  - Cumulative spot beta[1] of 54% on IB deposit costs vs. change in Fed Funds target rate, from 8/31/24 to 3/31/25
- 1Q25 net interest margin ("NIM") of 2.54% increased 4bps QoQ, primarily driven by the decrease in IB deposit costs

(1) Cumulative spot beta = (change in spot interest bearing deposit cost 8/31/24 to 3/31/25) / (change in Fed Funds targe rate 8/31/24 to 3/31/25)

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3.36% 3.39% 3.44% 3.32% 3.18% 4.51% 4.54% 4.59% 4.38% 4.14% 5.50% 5.50% 5.43% 4.82% 4.50% 1Q24 2Q24 3Q24 4Q24 1Q25 Cost of Total Deposits (ann.) Cost of IB Deposits (ann.) Avg Fed Funds Rate Average Loans & Deposits, Yields & Rates 10 Average Deposits Average Loans ($ Billions) ($ Billions) $13.7 $13.6 $13.6 $13.6 $13.5 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 1Q24 2Q24 3Q24 4Q24 1Q25 11.1 10.9 11.0 11.0 11.1 3.8 3.6 3.7 3.6 3.4 1Q24 2Q24 3Q24 4Q24 1Q25 Avg Interest Bearing ("IB") Deposits Avg Non IB Deposits 6.25% 6.20% 6.16% 5.95% 5.88% 5.50% 5.50% 5.43% 4.82% 4.50% 1Q24 2Q24 3Q24 4Q24 1Q25 Avg Loan Yield (annualized) Avg Fed Funds Rate Avg Loan-to-Deposit Ratio 92% 94% 92% 93% 93% Average Cost of Deposits Relative to Fed Funds Rate Average Loan Yield Relative to Fed Funds Rate $14.5$14.9 $14.5$14.6$14.7

2.6 2.7 2.7 2.8 2.9 2.0 2.7 3.1 3.1 5.7 6.4 6.4 9.0 9.7 1.0 1Q24 2Q24 3Q24 4Q24 1Q25 Service Fees on Deposit Accounts Net Gains on SBA Loan Sales Other Income & Fees Net Gain on VA Branch Sale Noninterest Income 11 Noninterest Income ($ Millions) $11.8 $15.9 $15.7 $8.3 $11.1 • 1Q25 noninterest income of $16MM. Excluding the one-time $1MM branch sale gain in 4Q24, 1Q25 noninterest income was up 5% QoQ from $15MM • Sold $50MM of the guaranteed portion of SBA 7(a) loans during 1Q25 vs. $48MM in 4Q24. Recorded a net gain on sale of $3.1MM in each of 1Q25 and 4Q24 • Increase in 1Q25 other income and fees reflects positive momentum across a broad- base of smaller noninterest income lines

Noninterest Expense & Efficiency


Noninterest Expense(1)(2)
(excluding notable items)
($ Millions)
GAAP Noninterest Expense
$84.8
$81.0
$81.3
$77.6
$83.9
$82.4
$79.1
$79.8
$77.0
$81.3
22.7
22.6
23.3
22.7
19.9
12.1
12.4
12.3
12.3
12.9
47.6
44.1
44.2
42.0
48.5
1Q24
2Q24
3Q24
4Q24
1Q25
Salary & Employee Benefits
Occupancy & FF&E
Other Expenses


Efficiency Ratio
68.8%
69.3%
69.7%
65.7%
72.0%
66.8%
67.7%
68.4%
65.8%
69.8%
1Q24
2Q24
3Q24
4Q24
1Q25
Efficiency Ratio (GAAP)
Efficiency Ratio (ex. notable items) (2)

- 1Q25 GAAP noninterest expense of $84MM. Ex. notable items[3], 1Q25 noninterest expense of $81MM, up 6% QoQ and down 1% YoY.
- QoQ change in 1Q25 noninterest expense reflects increase in salaries and benefits expense *(normally higher in 1Q due to payroll taxes, bonus expense true-ups and vacation accrual payouts)* and decrease in earned interest credit expense (*tied to lower avg balances of related deposits and Fed Funds target rate cuts*)

(1) The noninterest expense chart columns present noninterest expense excluding notable items

(2) Noninterest expense excluding notable items and efficiency ratio excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

(3) 1Q25 notable items (pre-tax) included $2.4MM in merger-related expenses and $166K in restructuring-related costs

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$159 $156 $153 $151 $147 1.16% 1.15% 1.13% 1.11% 1.11% 1Q24 2Q24 3Q24 4Q24 1Q25 ACL ACL Coverage Ratio • Allowance for credit losses (“ACL”) coverage ratio: 1.11% of loans as of 3/31/25, unchanged QoQ • Nonperforming assets (“NPA”) of $84MM, or 0.49% of total assets at 3/31/25, down 8% QoQ and down 21% YoY • Criticized loans of $449MM at 3/31/25, down $1MM QoQ • Net charge offs (“NCO”): $8MM in 1Q25, or 25bps of average loans, annualized. NCOs down 35% QoQ • Provision for credit losses of $5MM, down QoQ reflecting the linked quarter reduction in net charge offs Stable Asset Quality Metrics 13 Provision for Credit Losses & Net Charge Offs Nonperforming Assets RatioAllowance for Credit Losses & Coverage Ratio Criticized Loans Ratio $3 $1 $3 $10 $5$4 $4 $6 $13 $8 0.10% 0.13% 0.17% 0.38% 0.25% 1Q24 2Q24 3Q24 4Q24 1Q25 Provision for Credit Losses NCO NCO Ratio (ann.) 3.07% 3.30% 3.71% 3.30% 3.36% 1Q24 2Q24 3Q24 4Q24 1Q25 Total Criticized Loans as a % of Total Loans ($ Millions) ($ Millions) 0.59% 0.39% 0.60% 0.53% 0.49% 1Q24 2Q24 3Q24 4Q24 1Q25 NPAs/Total Assets

Territorial Merger Highlights

Merger with Honolulu-based Territorial Bancorp Inc. ("Territorial"), the holding company for Territorial Savings, completed on April 2, 2025

Strategically Compelling

- Created the largest U.S. regional bank catering to multicultural customers across the continental United States and Hawaii
- Bolstered Combined Company's core funding base with $1.7B in stable, low-cost deposits
- Accelerated diversification of Combined Company's loan portfolio by almost doubling HOPE's residential mortgage portfolio with pristine asset quality loans
- Enhanced market share growth opportunities by leveraging larger balance sheet, stronger technology platform and broader array of banking products & services

Financially Attractive

- Total merger consideration of $73.3MM, or $8.46 per TBNK share[1]
- Fixed exchange ratio: 0.8048 HOPE shares per TBNK share in an all-stock transaction
- Expected to be immediately accretive to HOPE's EPS
- Strong capital base and ample liquidity to support growth of the Combined Company

Culturally Aligned

- Shared corporate values that preserve and build on Territorial's 100+ year legacy of providing personalized customer service and supporting local communities
- Operating as Territorial Savings, a division of Bank of Hope, ensures continuity for customers and employees
- Continued dedication to and investment in local communities in Hawaii

Territorial at Merger Close
(preliminary estimates)

- $1.7B in deposits at a weighted average cost of 1.96%
- $1.06B of loans, after acquisition accounting discounts
- $2MM nonperforming assets
- $87MM in cash and cash equivalents
- Investment securities portfolio sold 4/2/25 at market value of $531MM with no gain or loss
- $161MM FHLB borrowings, of which $125MM was paid off early

Merger Impact

- Issued 6,976,754 shares, or $73MM of equity
- One-time merger charges in 2Q25 expected to be ~$18MM
- Preliminary discount on Territorial portfolio of 17% ($220MM)
- Anticipated 2025 accretion income of ~$14MM

(1) Based on HOPE closing price of $10.51 as of 4/2/2025

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Hope Bancorp

Update to Management's Financial Outlook for 2025 vs. 2024

	2024 ($ Millions)	Outlook for 2025 [1]	Anticipated Drivers & Comments on Update
End-of-Period Loans *(including HFS)*	**$ 13,633**	***High single-digit % growth*** *(unchanged)*	▪ Moderate organic growth driven by recent and anticipated hiring; loan growth weighted toward second half of the year ▪ Addition of Territorial loan portfolio, after purchase discount marks
Net Interest Income	**$ 428**	***High single-digit % growth*** *(lowered from low double-digit % growth)*	▪ Updated accretion income expectations, based on accounting adjustments and discount marks as of merger close: ~$14MM of loan accretion income in 2025 ▪ Forward curve assumptions: three Fed Funds target rate cuts of 25bps each in June, September, and December 2025
Noninterest Income	**$ 47**	***Mid-20s % growth*** *(raised from mid-teen % growth)*	▪ Stronger momentum across broad base of fee income lines ▪ Full year of SBA loan sales in 2025, compared with three quarters in 2024
Noninterest Expense [2] *(excluding notable items)*	**$ 318**	***Low double-digit % growth*** *(unchanged)*	▪ Addition of Territorial operating expenses ▪ Disciplined expense management, while continuing to invest in talent and technology to support franchise growth

(1) The Financial Outlook for 2025 is presented as of April 22, 2025, reflects the Company's updated financial outlook for 2025 vs. actual results in 2024, and will not be updated or affirmed unless and until the Company publicly announces such update or affirmation. The Company's financial outlook for 2025 is dependent on macroeconomic factors, including, but not limited to, the impact of U.S. and global trade policies and tensions, changes to market interest rates, and reflects expectations as of the date of this presentation. The Financial Outlook for 2025 contains forward-looking statements and actual results or conditions may differ materially and adversely from those included in the Financial Outlook for 2025. Please refer to the "forward-looking statements" on Slide 2 of this presentation.

(2) Noninterest expense excluding notable items is a non-GAAP financial measure. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

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Appendix 16

Summary Balance Sheet 17 ($ in millions, except per share data) 3/31/25 12/31/24 QoQ % change 3/31/24 YoY % change Cash and due from banks $ 733.5 $ 458.2 60% $ 1,185.3 (38)% Investment securities 2,088.6 2,075.6 1% 2,278.0 (8)% Federal Home Loan Bank (“FHLB”) stock and other investments 103.5 57.2 81% 61.2 69 % Gross loans 13,335.5 13,632.8 (2)% 13,721.9 (3)% Allowance for credit losses (147.4) (150.5) (2)% (158.8) (7)% Goodwill and intangible assets 466.4 466.8 —% 468.0 —% Other assets 488.2 513.9 (5) % 532.6 (8)% Total assets $ 17,068.3 $ 17,054.0 —% $ 18,088.2 (6)% Deposits $ 14,488.3 $ 14,327.5 1% $ 14,753.4 (2)% Borrowings & other debt 209.9 348.6 (40) % 904.2 (77)% Other liabilities 210.1 243.4 (14)% 318.3 (34)% Total liabilities $ 14,908.3 $ 14,919.5 —% $ 15,975.9 (7)% Total stockholders’ equity $ 2,160.0 $ 2,134.5 1% $ 2,112.3 2 % Book value per share $17.84 $17.68 1% $17.51 2 % Tangible common equity (“TCE”) per share(1) $13.99 $13.81 1% $13.63 3 % Tangible common equity ratio(1) 10.20% 10.05% 9.33% Loan-to-deposit ratio 92.0% 95.2% 93.0% (1) TCE per share and TCE ratio are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Summary Income Statement 18 ($ in thousands, except per share and share data) 1Q25 4Q24 QoQ % change 1Q24 YoY % change Net interest income before provision for credit losses $ 100,817 $ 102,135 (1)% $ 115,047 (12)% Provision for credit losses 4,800 10,000 (52)% 2,600 85 % Net interest income after provision for credit losses 96,017 92,135 4% 112,447 (15)% Noninterest income 15,688 15,881 (1)% 8,286 89 % Noninterest expense 83,861 77,590 8% 84,839 (1)% Noninterest expense excluding notable items(1) 81,342 77,007 6% 82,393 (1)% Income before income taxes 27,844 30,426 (8)% 35,894 (22)% Income tax provision 6,748 6,089 11% 10,030 (33)% Net income $ 21,096 $ 24,337 (13)% $ 25,864 (18)% Net income excluding notable items(1) $ 22,874 $ 24,039 (5)% $ 27,591 (17)% Earnings Per Common Share (“EPS”) - Diluted $0.17 $0.20 $0.21 EPS excluding notable items(1) - Diluted $0.19 $0.20 $0.23 Weighted Average Shares Outstanding - Diluted 121,433,080 121,401,285 121,020,292 (1) Noninterest expense excluding notable items, net income excluding notable items, and diluted EPS excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Appendix: Non-GAAP Financial Measures Reconciliation *(cont'd)*

Management reviews select non-GAAP financial measures in evaluating the Company's and the Bank's financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below.

Profitability Ratios Excluding Notable Items

($ in thousands, except per share info)	1Q25	4Q24	1Q24
Net income	$ **21,096**	$ **24,337**	$ **25,864**
Notable items:			
FDIC special assessment expense	—	—	1,000
Restructuring-related costs, net (including gain on branch sale)	166	(1,158)	402
Merger-related costs	2,353	735	1,044
Total notable items	**2,519**	**(423)**	**2,446**
Less: tax provision	741	(125)	719
Total notable items, net of tax provision	1,778	(298)	1,727
Net income excluding notable items	$ **22,874**	$ **24,039**	$ **27,591**
Diluted common shares	121,433,080	121,401,285	121,020,292
EPS excluding notable items	$ **0.19**	$ **0.20**	$ **0.23**

Efficiency Ratio Excluding Notable Items

($ in thousands)	1Q25	4Q24	1Q24
Noninterest expense	$ **83,861**	$ **77,590**	$ **84,839**
Less: notable items:			
FDIC special assessment expense	—	—	(1,000)
Restructuring-related (costs) reversals	(166)	152	(402)
Merger-related costs	(2,353)	(735)	(1,044)
Noninterest expense excluding notable items	$ **81,342**	$ **77,007**	$ **82,393**
Revenue	$ **116,505**	$ **118,016**	$ **123,333**
Less: notable items:			
Net gain on branch sale	—	(1,006)	—
Revenue excluding notable items	$ **116,505**	$ **117,010**	$ **123,333**
Efficiency ratio excluding notable items	**69.82%**	**65.81%**	**66.81%**

Tangible Common Equity (TCE)

($ in thousands, except per share info)+	3/31/25	12/31/24	3/31/24
Total stockholders' equity	$ 2,160,033	$ 2,134,505	$ 2,112,270
Less: Goodwill and core deposit intangible assets, net	(466,405)	(466,781)	(467,984)
TCE	$ **1,693,628**	$ **1,667,724**	$ **1,644,286**
Total assets	$ **17,068,316**	$ **17,054,008**	$ **18,088,214**
Less: Goodwill and core deposit intangible assets, net	(466,405)	(466,781)	(467,984)
Tangible assets	$ **16,601,911**	$ **16,587,227**	$ **17,620,230**
TCE ratio	**10.20%**	**10.05%**	**9.33%**
Common shares outstanding	**120,074,988**	**120,755,658**	**120,610,029**
TCE per share	$ **13.99**	$ **13.81**	$ **13.63**

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